UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023 (September 29, 2023)

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (770) 953-7000

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Kimberly A. DeBrock as Vice President and Chief Accounting Officer

On September 29, 2023, the Board of Directors of BlueLinx Holdings Inc., a Delaware corporation (the “Company”), appointed Kimberly A. DeBrock to serve as the Company’s Vice President and Chief Accounting Officer.

Prior to joining the Company, Ms. DeBrock, age 56, was engaged as a consultant for the Company beginning July 2023. From August 2022 until July 2023, she was engaged as a consultant for Mativ Holdings, Inc. Before that, she served as Vice President, Controller and Chief Accounting Officer for Neenah, Inc. (NYSE:NP) from March 2022 until it merged to become Mativ in July 2022, and prior to that she held various positions of increasing responsibility with Neenah since joining Neenah in 2012. Ms. DeBrock’s experience prior to Neenah includes serving as Senior Audit Manager with KPMG LLP, Financial Reporting Controller with National Service Industries, Inc., and consulting engagements with General Electric Energy and Georgia-Pacific LLC.

There is no arrangement or understanding between Ms. DeBrock and any other person pursuant to which Ms. DeBrock was selected as an officer, and Ms. DeBrock does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships existing between Ms. DeBrock and any director or executive officer of the Company.

In connection with her appointment as Vice President and Chief Accounting Officer, Ms. DeBrock entered into an offer letter with the Company pursuant to which she will receive an annual base salary and target annual bonus opportunity, and will be eligible to receive annual equity grants under the Company’s Long-Term Incentive Plan, in amounts and with target values consistent with other similarly situated vice presidents of the Company. Ms. DeBrock will also participate in the Company’s other compensation and benefit programs at levels consistent with her position and scope of responsibility.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: October 3, 2023	By:	/s/ Andrew Wamser, Jr.
Senior Vice President and Chief Financial Officer